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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of THE SECURITIES
                                 EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)    May 19, 1998



                            MADISON BANCSHARES GROUP, LTD.
                  (Exact name of registrant as specified in charter)



   Pennsylvania                   0-17539                  23-2512079
(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of Incorporation)                                     Identification Number)



   1767 Sentry Parkway West, Blue Bell, PA                19422
     (Address of principle executive offices)          (Zip Code)



      Registrant's telephone number, including area code    215-641-1111





                        This document consists of 4 pages
                         Exhibit Index appears at Page 3


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Item 5.   Other Events

          On May 19, 1998, the Board of Directors declared a stock dividend in the amount of twenty (20%) percent, payable in shares of the Registrant's common stock. Such dividend is payable on or about June 17, 1998 to holders of the Registrant's shares of Common Stock on June 3, 1998. No fractional shares will be issued in connection with such dividend.

          The Registrant issued a press release regarding such dividend on May 20, 1998, a copy of which is attached hereto and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          Exhibit 99 - Press Release of the Registrant, dated May 20, 1998.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              MADISON BANCSHARES GROUP, LTD.



Date: May 21, 1998                  By: /s/ E. Cheryl Hinkle
                                        ---------------------------
                                        Name: E. Cheryl Hinkle
                                        Title:   Vice President


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                                  EXHIBIT INDEX

Exhibit No.

     99        Press Release dated May 20, 1998



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